Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

BETWEEN:

                           BRL CONSULTING INC. ("BRL")

                                      -and-

                             GLADYS JENKS ("JENKS")

                                      -and-

                     WESTERN STANDARD ENERGY CORP. ("WSEC")

WHEREAS:

On October 12, 2012 WSEC executed a Convertible Debenture which promised to pay US $125,000 to BRL and US $125,000 to Jenks (the "Debt") on or before April 1, 2013 (the "Due Date"); and

Masters International Investment Holdings Corp. ("Masters") guaranteed to pay the Debt (the "Guarantee"); and

BRL and Jenks have the right to convert the debt to shares of the capital stock of WSEC (the "Conversion Right"); and

WSEC and Masters failed to pay the Debt on the Due Date; and

BRL and Jenks have elected not to exercise the Conversion Right; and

WESC wishes to amend the terms of payment of the Debt and BRL and Jenks have agreed to amend the terms of payment of the Debt, provided, however, that by such amendment to the terms of payment of the Debt, BRL and Jenks have not released Masters from its obligations to pay the full US $250,000 Debt as guaranteed in the Guarantee.

IT IS AGREED THAT:

The Convertible Debenture will be cancelled and a new convertible debenture in the amount of CDN $140,000 will be issued in the form attached as Schedule "A" hereto (the "New Convertible Debenture")

Payments are due and payable under the New Convertible Debenture as follows:

     *    $1,000 upon execution of this Agreement;
     * An additional $5,000 per month for 6 months commencing on June 15, 2013;
     * An additional $10,000 per month for 5 months commencing on December 15, 2013;
     *    An additional $59,000 on or before May 15, 2014.

WSEC will deliver to each of BRL and Jenks on or before May 15, 2014, 300,000 common shares of the capital stock of WSEC.

                          SIGNATURES ON FOLLOWING PAGE

Agreed to and accepted as of this 22nd day of May, 2013.

GLADYS JENKS
17 Victoria Road
Nanaimo, B.C. V9R 4N9


/s/ Gladys Jenks
---------------------------------
Gladys Jenks

BRL CONSULTING INC.
3543 West 5th Avenue
Vancouver, B.C. V6R 1S1


/s/
---------------------------------
Authorized Signatory

WESTERN STANDARD ENERGY, CORP.
302-1912 Enterprise Way
Kelowna, BC V1Y 9S9


/s/ Dallas Gary
---------------------------------
Authorized Signatory

                                       2